UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2021

ACIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39652	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110

Manhattan Beach, CA 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 545-9265

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ACACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ACAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01 Regulation FD Disclosure.

In connection with the proposed business combination between Acies Acquisition Corp. (the “Company”) and PLAYSTUDIOS, Inc. (“PLAYSTUDIOS”), attached as Exhibit 99.1 is information that PLAYSTUDIOS discussed at its analyst day on March 17, 2021, which is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Analyst Day Information, dated March 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACIES ACQUISITION CORP.

	By:	/s/ Edward King
Name: Edward King
Title: Co-Chief Executive Officer

Dated: March 17, 2021